Exhibit 99.2

MyBank.com INVESTOR PRESENTATION First Quarter 2024

2 Forward looking statements This presentation contains forward - looking statements as defined by the Private Securities Litigation Reform Act of 1995 . Forward - looking statements do not represent historical facts, but are statements about management's beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives . These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions . Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true . The beliefs, plans and objectives on which forward - looking statements are based involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward - looking statements . For a discussion of these risks and uncertainties, see the section of the periodic reports that First United Corporation files with the Securities and Exchange Commission entitled "Risk Factors . Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties . Actual results could be materially different from management’s expectations . This presentation should be read in conjunction with our Annual Report on Form 10 - K, as amended, for the year ended December 31 , 2023 , including the sections of the report entitled “Risk Factors”, as well as the reports and other documents that we subsequently file with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www . sec . gov or at our website at www . mybank . com . Except as required by law, we do not intend to publish updates or revisions of any forward - looking statements we make to reflect new information, future events or otherwise .

3 I. II. II. Corporate Overview Financial Performance Appendices Pg. 4 Pg. 9 Pg. 30 Table of Contents

Our Mission To enrich the lives of our associates, customers, communities and shareholders through uncommon commitment to service and customized financial solutions. Corporate Overview Founded: 1900 Headquarters: Oakland, MD Locations: 22 branches Business Lines: ▪ Commercial & Retail Banking ▪ Trust Services ▪ Wealth Management Ticker: FUNC (Nasdaq) Website: www.MyBank.com Overview West Virginia Maryland • Pittsburgh, PA • Washington, DC • Columbus, OH • Baltimore, MD • Richmond, VA Morgantown, WV භ • Philadelphia, PA • Harrisburg, PA Winchester, VA භ Star denotes Oakland, Maryland Headquarters 4

5 West Region Central Region East Region Loans (000s) $325,502 $420,340 $545,274 Deposits (000s) $130,535 $790,995 $500,925 Deposit Market Share (1) (at June 30, 2023) 2% 47% 4% Branches 3 9 10 Note: Out of market loans represent $118 million and are not reflected in this table; Brokered CDs represent $30 million and are not reflected in this table (1) Source: FDIC Market Share Data, most current. Deposit market share for each region includes the following counties: West : Harrison, WV; Monongalia, WV Central: Garrett, MD; Allegany, MD; Mineral, WV East: Washington, MD; Frederick, MD; Berkeley, WV Core Markets

6 Core Strengths ▪ Diversified revenue stream driven by trust and brokerage fee income provides protection during times of low interest rates Diversified Revenue Stream ▪ Stable legacy markets produce steady low - cost funding ▪ Technology and business relationships drive growth Core Deposit Franchise ▪ Diverse and experienced Board with the skills to oversee risks, strategic initiatives and governance best practices ▪ Ongoing Board succession strategy Engaged & Diverse Leadership ▪ Supporting local causes with financial education, consultation and robust products and services ▪ Knowledgeable associates committed to helping clients & the communities we serve Culture of Engagement ▪ Well - established operational infrastructure will support future growth ▪ Expense management focus, hybrid work environment and technology drive cost savings Expense Structure ▪ Strong underwriting guidelines and risk management framework ▪ Focus on risk mitigation, loan concentration management and information security Robust Enterprise Risk Management ▪ Innovative and dynamic approach to attracting and retaining clients ▪ Investment in FinTech funds provides early exposure to new technology Forward - Thinking Approach ▪ Regulatory capital ratios significantly above regulatory requirements ▪ Significant access to liquidity sources Financial Strength

7 Risk Management, Monitoring & Mitigation Underlies all Strategic Priorities ▪ Low net charge - offs and stable asset quality resulting from conservative and proactive credit culture ▪ ACL level of 1.27%; future provisioning based on loan growth, economic environment and asset quality changes ▪ Diversified commercial loan portfolio and geographic footprint ▪ Disciplined loan growth strategy, concentration management, stress testing and exception tracking and monitoring ▪ Well - defined loan approval levels ▪ Centralized risk rating and monitoring of risk rating migration and delinquency trends ▪ Robust annual third - party loan review ▪ Maintaining a slightly asset sensitive balance sheet and positioning for down rate environment ▪ Limiting longer - term investment exposure and actively managing loan and deposit terms ▪ Focused on capturing core, low - cost deposits ▪ Monitoring dynamic and static rate ramp scenarios ▪ Board regularly briefed on cyber - security matters ▪ Robust information security training programs for associates and Board ▪ Regular third - party review and testing of information security, compliance processes and cybersecurity controls ▪ No security breaches to - date ▪ Adaptive fraud detection and management ▪ Strong capital levels well above regulatory “well - capitalized” definition ▪ Conservative dividend payout policy to improve TCE and maintain capital during this turbulent economic environment ▪ Capital stress tests indicate Bank is well positioned to absorb potential losses ▪ Loan to deposit ratio of 90% ▪ Liquidity contingency plan in place and funds position monitored daily ▪ Liquidity stress testing performed quarterly with strong liquidity under various scenarios ▪ Available borrowing capacity of $365 million through correspondent lines of credit, FHLB and the Federal Reserve ▪ Strong, stable low - cost core deposit franchise of 88% of total deposit portfolio Cyber - Security & Fraud Monitoring Asset Quality Capital Liquidity Management Interest Rate Sensitivity

Strategic Pillars & Key Objectives Culture & Human Capital ▪ Attract and hire passionate, diverse talent to engage with clients and prospects across broader geographics. ▪ Drive associate retention and foster career development through mentoring initiatives, leadership programs, and educational opportunities. ▪ Expand associate engagement , cross - functional collaboration , and communication . ▪ Enhance succession plan by fostering forward - thinking strategies that promote innovation and long - term growth. Product & Service Revenue Diversification ▪ Increase non - interest income as a percentage of revenue to reduce dependence on net interest margin. ▪ Expand business development training and outreach efforts to drive strategic sales growth and deepen community - oriented business owner relationships . ▪ Revamp customer segmentation to focus on expanding product and service utilization by the existing customer base. ▪ Improve brand awareness in growth markets. Resource Optimization ▪ Optimize balance sheet mix to maximize profitability. ▪ Expand net interest margin through a disciplined approach to loan and deposit portfolio repricing. ▪ Effectively manage Capital through repurchase opportunities and effective investor communication . ▪ Improve efficiency by utilizing technology, leveraging data, artificial intelligence, and digital alternatives. ▪ Reduce monetary loss and administrative costs associated with cyber security and fraud. ▪ Allocate resources to enhance market share and execute tactics to optimize geographic presence. ▪ Cultivate relationships for potential future bank and wealth expansion. Effective use of technology, marketing and communications, and an environmental focus underlies all strategic priorities. 8

First Quarter Financial Highlights $4.1 Million Net Income (1) $0.62 Diluted EPS (1) 0.85% * ROAA (1) 10.11% * ROATCE (1) 3.12% NIM ▪ Total assets increased $7.1 million compared to December 31, 2023 ▪ Consolidated net income (1) of $4.1 million in 1Q24 compared to $4.4 million in 1Q23 and $5.5 million in linked quarter; pre - provision net revenue of $6.4 million compared to $6.3 million and $7.3, respectively ▪ Net interest income, on a non - GAAP, FTE basis* decreased by 2.69% in 1Q24 compared to 4Q23, driven by a 1.33% decrease in interest income and a 1.09% increase in interest expense, primarily resulting from the reversal of interest and fees on two non - accrual loan relationships and the continued competitive deposit landscape ▪ Asset quality remains strong with the ratio of the allowance for credit losses (“ACL”) to loans outstanding at 1.27% in 1Q24 and 1.24% in the linked quarter ▪ Efficiency ratio of 65.71% (1) for the first quarter of 2024 compared to 61.25% for the linked quarter; increase primarily related to reduced net interest income, increased salaries and benefits and gains on sales of OREO properties in the fourth quarter of 2023 (1) See Appendix for a reconciliation of these non - GAAP financial measure * 1Q2024 Annualized 9

10 Long - Term Growth Pre - Provision Net Revenue ($ in millions) (1) $23.2 $30.8 $32.5 $25.9 $6.40 2020 2021 2022 2023 1Q2024 +5.5% YoY (1) See Appendix for a reconciliation of these non - GAAP financial measures $1.97 $3.54 $3.76 $2.80 $0.62 2020 2021 2022 2023 1Q2024 +6.2% YoY Diluted Earnings per Share (1) Total Deposits ($ in millions) $1,422 $1,469 $1,571 $1,551 $1,563 2020 2021 2022 2023 1Q2024 +6.9% YoY Total Gross Loans, including PPP ($ in millions) $1,168 $1,154 $1,279 $1,407 $1,412 2020 2021 2022 2023 1Q2024 +10.8% YoY $114 PPP $8 PPP

11 Solid Profitability (1) See Appendix for a reconciliation of these non - GAAP financial measures 11.92% 19.78% 19.94% 12.92% 10.11% 2020 2021 2022 2023 1Q2024 Long - term Strategic Target 13% - 15% 0.86% 1.35% 1.39% 0.97% 0.85% 2020 2021 2022 2023 1Q2024 Long - term Strategic Target 1.25% - 1.60% Core ROAA (non - GAAP (1) ) Core ROATCE (non - GAAP (1) )

12 Total 1 - 4 Family 36% CRE - NOO 21% C&I 19% CRE - OO 11% C&D 6% Consumer 4% Multi - family 3% Loan Diversification Loan Portfolio Mix (03/31/2024) RE/Rental/Leasing NOO 23% RE/Rental/ Leasing OO, C&I 20% All Other 18% Accommodations 12% Services 7% RE/Rental/Leasing Multifamily 5% Trade 3% Construction - Developers 1% Health Care / Social Assistance 4% RE/Rental/Leasing - Developers 4% Construction - All Other 3% Commercial Loan Mix (03/31/2024)

13 Commercial Industry Mix by Origination Year Commercial Industry Mix by Origination Prior to 2000 2000 - 2005 2006 - 2010 2011 - 2015 2016 - 2020 2021 - Current Total RE / Rental / Leasing - NOO -$ 4,421,846$ 3,072,508$ 12,117,472$ 86,379,551$ 102,222,237$ 208,213,614$ RE / Rental / Leasing - OO, C&I 17,036 33,712 1,292,299 8,036,116 50,084,263 115,718,222 175,181,649 RE / Rental / Leasing - Multifamily - 68,279 2,189,013 9,767,575 16,236,615 21,106,491 49,367,973 RE / Rental / Leasing - Developers - 73,434 78,567 - 3,157,347 33,732,433 37,041,781 Construction - All Other 36,249 83,388 112,482 1,827,468 8,176,626 19,479,990 29,716,203 Construction - Developers - - 2,283,871 81,485 1,191,725 7,595,098 11,152,179 Accommodations - 1,447,880 3,890,403 10,750,875 48,121,052 21,749,054 85,959,264 Services - 2,258,665 497,985 9,503,482 14,368,114 37,718,380 64,346,626 Health Care / Social Assistance - 1,969,994 5,053,420 8,662,776 18,172,300 33,858,490 Trade - 109,973 253,324 1,312,242 10,044,115 11,574,983 23,294,637 All Other 38,247 302,412 1,240,201 881,185 28,317,174 127,425,277 158,204,496 Totals 91,532$ 8,799,589$ 16,880,647$ 59,331,320$ 274,739,358$ 516,494,465$ 876,336,912$

Commercial Real Estate

Focus on risk mitigation and managing of concentrations

- CRE / Total Capital: 235%
- ADC / Total Capital: 40%

OFFICE*	CRE - Owner Occupied			CRE - Non-Owner Occupied			Total		
Geography	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance
Central	$ 8,787,482	30	$ 292,916	$ 7,243,472	7	$ 1,034,782	$ 16,030,954	37	$ 433,269
East	$ 5,476,198	13	$ 421,246	$ 24,057,321	10	$ 2,405,732	$ 29,533,519	23	$ 1,284,066
OOM	$ 83,980	1	$ 83,980	$ 753,962	1	$ 753,962	$ 837,941	2	$ 418,971
West	$ 7,587,098	16	$ 474,194	$ 46,736,996	19	$ 2,459,842	$ 54,324,094	35	$ 1,552,117
Grand Total	$ 21,934,759	60	$ 365,579	$ 78,791,750	37	$ 2,129,507	$ 100,726,508	97	$ 1,038,418
% of Gross Loans	1.55%			5.58%			7.13%		
% of CRE	4.45%			15.99%			20.44%		

RETAIL**	CRE - Owner Occupied			CRE - Non-Owner Occupied			Total		
Geography	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance	Note Book Balance	Number of loans	Avg Loan Balance
Central	$ 8,773,344	19	$ 461,755	$ 565,848	5	$ 113,170	$ 9,339,192	24	$ 389,133
East	$ 10,053,120	13	$ 773,317	$ 40,705,671	7	$ 5,815,096	$ 50,758,790	20	$ 2,537,940
OOM	$ 2,819,782	2	$ 1,409,891	$ 15,694,780	4	$ 3,923,695	$ 18,514,563	6	$ 3,085,760
West	$ 2,685,485	6	$ 447,581	$ 13,257,806	10	$ 1,325,781	$ 15,943,291	16	$ 996,456
Grand Total	$ 24,331,731	40	$ 608,293	$ 70,224,105	26	$ 2,700,927	$ 94,555,836	66	$ 1,432,664
% of Gross Loans	1.72%			4.97%			6.69%		
% of CRE	4.94%			14.25%			19.19%		

* There are no office buildings located in metropolitan markets or over four stories.

** There are no major/big box retail tenants.

14

15 Variable Rate Loans and Repricing * Includes personal lines of credit and home equity lines Loan Type Reprices Monthly % to Total Type Repricing Repricing 2024 % to Total Type Repricing Repricing 2025 % to Total Type Repricing Repricing 2026 + % to Total Type Repricing Grand Total Commercial Loans 19,511,032$ 11.1% 36,084,763$ 52.7% 12,354,586$ 46.0% 94,718,338$ 31.2% 162,668,718$ Commercial Lines of Credit 68,379,208 38.9% - 0.0% - 0.0% 414,293 0.1% 68,793,501 Commercial Floor Plans 32,939,120 18.7% - 0.0% - 0.0% - 0.0% 32,939,120 Mortgage - 0.0% 32,370,739 47.3% 14,520,735 54.0% 208,557,738 68.7% 255,449,212 Home Equity Lines (no Locks) 11,806,596 6.7% - 0.0% - 0.0% - 0.0% 11,806,596 Other Consumer Lines* 43,067,208 24.5% - 0.0% - 0.0% - 0.0% 43,067,208 Totals 175,703,165$ 100.0% 68,455,502$ 100.0% 26,875,320$ 100.0% 303,690,369$ 100.0% 574,724,355$

16 Credit Quality ALL / ACL Trends (Net Charge - Offs)/Average Loans 0.13% - 0.02% - 0.02% - 0.07% - 0.13% 2020 2021 2022 2023 1Q2024 Nonaccrual Loans / Total Loans 0.35% 0.21% 0.27% 0.28% 1.13% 2020 2021 2022 2023 1Q2024 NPAs / Total Assets 0.99% 0.60% 0.46% 0.48% 1.07% 2020 2021 2022 2023 1Q2024 1.41% 1.38% 1.14% 1.24% 1.27% 2020 2021 2022 2023 1Q2024

17 Investment Portfolio Sector Par (000s) Portfolio % Book Yield Duration Treasury/Agency 85,888 30% 2.16% 6.38 Fixed MBS 52,095 18% 2.37% 5.29 CMO 74,884 26% 1.86% 6.45 Municipal 15,420 5% 3.92% 5.81 Corporate 1,000 1% 5.83% 2.44 Other 58,227 20% 1.98% 4.41 TOTAL $287,514 100.0 2.19% 5.77 Ratings: 100% of municipal holdings are rated A or better* $287.5 Million Year 2024 2025 2026 2027 2028 Thereafter Annual Cashflow ($000’s) $31,130 $23,540 $28,024 $31,092 $16,768 $140,731 Base Case Portfolio Total Cashflow Treasury/ Agency CMO Fixed MBS Other Municipal Corporate

18 Shocked Investment Portfolio Unrealized Gains / Losses Capital Impact Intent Dn200 Dn100 BaseCase Up100 Up200 Up300 Up400 AFS - 9,883 - 13,645 - 17,450 - 21,349 - 25,135 - 28,724 - 31,774 HTM - 10,411 - 20,617 - 30,956 - 39,778 - 48,656 - 56,969 - 64,033 Total - 20,294 - 34,262 - 48,406 - 61,127 - 73,791 - 85,693 - 95,807 Corp As Reported Corp Pro - Forma AFS + HTM Sale Corp Difference Bank As Reported Bank Pro - Forma AFS + HTM Sale Bank Difference Federal Reserve Minimum RBC Thresholds Regulatory Well - Capitalized Thresholds Corp Excess Above Well - Capitalized (After Proforma Sale) Tier 1 Capital 220,761 178,797 (41,964) 191,343 149,379 (41,964) Total Risk Based Capital (RBC) 239,645 197,175 (42,470) 209,871 167,357 (42,514) CET 1 Ratio 12.60% 10.12% (2.48%) 12.91% 10.39% (2.52%) 4.50% 6.50% 3.62% Tier 1 Ratio 14.58% 12.17% (2.41%) 12.91% 10.39% (2.52%) 6.00% 8.00% 4.17% Total RBC Ratio 15.83% 13.42% (2.41%) 14.16% 11.64% (2.52%) 8.00% 10.00% 3.42% Leverage Ratio 11.48% 9.30% (2.18%) 10.08% 7.87% (2.21%) 4.00% 5.00% 4.30% Locally held TIF bond of $1.7 million and Trust Preferred securities of $18.7 million have been excluded from the sale impact

19 Deposits 30% 34% 32% 28% 27% 14% 16% 23% 23% 24% 40% 39% 36% 37% 37% 16% 11% 8% 10% 10% 0% 0% 0% 2% 2% 2020 2021 2022 2023 1Q2024 NIB Demand IB Demand MMA & Savings CDs - Retail CDs - Brokered $1.57 $1.55 $1.42 $1.56 $1.57 Deposit Composition ($ in billions as of 03/31/2024) 82% 79% 81% 91% 90% Loan to Deposit Ratio 2020 2021 2022 2023 2024 Overall deposit levels increased $12.1 million primarily due to a shift of a municipal account moving from the Overnight Investment Sweep product during the quarter. Deposit Type Balance % Insured Deposits $1,198,898,299 77% Uninsured – Uncollateralized Deposits $283,283,796 18% Uninsured - Collateralized Deposits $81,270,638 5% Deposit Type Balance (MMs) % Retail Deposits $820,953,593 49% Business Deposits $730,023,313 51%

20 Funding 43% 48% 9% Commercial Deposits Retail Deposits Borrowings Funding Mix Brokered/Wholesale Maturities $40 $40 $15 $15 March 2025 September 2024 August 2024 May 2024 Dollars (in millions) Bank Term Funding Program FHLB Advance FHLB Advance 4.87% 5.33% 5.31% 4.70% Brokered CD Brokered CD

21 Net Interest Margin (1) See Appendix for a reconciliation of these non - GAAP financial measures 3.99% 3.63% 3.85% 4.63% 4.94% 0.91% 0.51% 0.44% 1.92% 2.65% 3.34% 3.28% 3.56% 3.26% 3.12% 0.49% 0.24% 0.21% 1.16% 1.51% -0.5% 0.5% 1.5% 2.5% 3.5% 4.5% 2020 2021 2022 2023 1Q2024 Yield on Earning Assets Cost of Interest-bearing Liabilities Net Interest Margin Cost of Deposits

22 Diversified Fee Income (1) See Appendix for a reconciliation of these non - GAAP financial measures Composition Trust and Brokerage 55% Service Charges 16% Net Gain on Loan Sales 2% Debit Card Income 19% Bank - owned Life Insurance 7% Other Noninterest Income 1% Non - Interest Income Mix 1Q2024 $1,377 $1,482 $1,359 $1,532 $1,573 2020 2021 2022 2023 1Q2024 Trust & Brokerage Assets Under Management (MMs) ▪ First United’s non - interest income (1) comprised 26% of operating revenue for the first quarter of 2024 ▪ Fee - based business provides stable growth and a diversified revenue stream not directly tied to interest rates, as well as opportunities to build client relationships ▪ First United’s diverse array of products provides opportunities to fully engage with customers and produce stable increases to earnings

Committed to Efficiency & Innovation



Efficient operational platforms and fraud protection

- Mortgage Bot
- SecureLOCK Premium Debit Card Fraud
- Credit Insights/ Savvy Money Cross Marketing Tool
- ProfitStars forecasting model
- Automated Loan Booking
- Vericast Consumer Loan Lead Generator
- Customer Service Center Enhancements
- U1-Connect Customer Relationship Management Software

Planned solutions for a seamless and secure client experience:

- Zelle for Business
- Online Banking External Transfer
- New Customer Relationship Management Tool
- Consumer Online and Mobile Banking Digital Platform Upgrade
- Business Online and Mobile Banking Digital Platform Upgrade
- Check Fraud Prevention Solution

FinTech Investments

- Provision IAM
- FinTech Funds

Efficiency Ratio [(1)]

Strategic Target 53% - 58%


64.6%
57.5%
56.4%
65.1%
65.7%
2020
2021
2022
2023
1Q2024

Slight increase in the first quarter of 2024 is primarily due to reduced net interest income primarily driven by the reversal of the non-accrual interest and fees on two loan relationships.

[(1)] See Appendix for a reconciliation of these non-GAAP financial measures

23

24 Liquidity Position Liquidity Sources (03/31/2024) Amount Available ($ in thousands) Amount Used ($ in thousands) Net Availability ($ in thousands) Internal Sources Excess Cash $79,521 $79,521 Unpledged Securities (BV) $35,757 $35,757 External Sources Federal Reserve (Discount Window) $31,776 $31,776 Correspondent Unsecured Lines of Credit FHLB Bank Term Funding Program* $140,000 $235,475 $40,000 $42,914 $40,000 $140,000 $192,561 $0 Total Funding Sources $562,529 $82,914 $479,615

25 Interest Rate Risk (1) Standard Model Assumptions Interest Rate Risk Sensitivity ▪ The Bank’s interest rate risk position is stress tested under three interest rate ramp scenarios to determine the impact on net interest income, net income and capital under dynamic and static balance sheet conditions. ▪ The Bank’s net interest income position at a slightly asset sensitive position. ▪ The Bank’s largest risk from an interest rate risk perspective is falling rate scenarios but has improved from prior quarter. ▪ Assumptions regarding offering rates, loan and investment prepayment speeds, beta and decay rates are reviewed and adjusted on a quarterly basis. Management Outlook & Strategy ▪ Disciplined loan pricing ▪ Manage deposit pricing on relationship and exception basis ▪ Deposit acquisition through short - term CD promotions and adjustable - rate money market products for businesses, municipalities and consumers ▪ $30 million brokered CD in two $15 million brokered CDs with maturities in second and third quarters ▪ $80 million in FHLB advances with $40 million maturing in March and $40 million in August - 400 - 300 - 200 - 100 Flat +100 +200 +300 +400 Net Interest Income (03/31/24) (13.5%) (9.6%) (6.4%) (2.5%) 2.3% 4.8% 5.4% 4.9% Net Interest Income (12/31/23) (13.2%) (8.6%) (5.1%) (2.1%) 1.9% 3.7% 5.5% 7.3% EVE (12/31/23) (19.4%) (9.9%) (3.9%) (1.5%) (4.3%) (8.3%) (11.5%) (14.5%) 12 Month Sensitivity Shock (1) Standard Model Assumptions

26 Capital Management 16.08% 15.89% 16.12% 15.64% 15.83% 2020 2021 2022 2023 1Q2024 10.36% 10.80% 11.46% 11.30% 11.48% 2020 2021 2022 2023 1Q2024 12.61% 12.50% 12.96% 12.44% 12.60% 2020 2021 2022 2023 1Q2024 14.83% 14.64% 15.06% 14.42% 14.58% 2020 2021 2022 2023 1Q2024 CET1 Ratio Leverage Ratio Tier 1 Ratio Total Risk - Based Capital Ratio Regulatory Well - Capitalized 10% 5% 8% 6.5%

27 Capital Management $17.17 $19.61 $20.90 $22.56 $23.08 2020 2021 2022 2023 1Q2024 6.97% 7.56% 7.59% 7.91% 8.07% 2020 2021 2022 2023 1Q2024 Tangible Book Value / Share TCE Ratio

28 Strategic Targets Metric Actual 12/31/2022 Actual 12/31/2023 Non - GAAP 12/31/2023 Long Term Strategic Target Range (*) Strong Shareholder Return EPS Growth (YoY) 27% - 40% - 26% (1) 8% - 12% Dividend Payout Ratio 15.9% 34.6% 34.6% 20% - 25% ROAA 1.39% 0.78% 0.97% (1) 1.25% - 1.60% ROATCE 19.94% 10.51% 12.92% (1) 13% - 15% TCE Ratio 7.59% 7.91% 7.91% 8% - 10% High Quality, Diversified Revenue Stream Revenue Growth (YoY) 3.3% 0.0% 0.0% 6% - 8% Non - Int Inc / Revenue 23.7% 24.8% 24.8% 21% - 23% N IM 3.56% 3.26% 3.26% 3.5% - 3.8% Balance Sheet Growth % Loan Growth 10.9% 9.9% 9.9% 7% - 10% Loans / Assets 69% 74% 74% 70% - 76% Loans / Deposits 81% 91% 91% 85% - 90% Highly Efficient Operations Efficiency Ratio (adjusted for non - core items) 56.4% 65.1% (1) 65.1% (1) 53% - 58% Robust Risk Enterprise Management NPLs / Loans 0.30% 0.32% 0.32% 0.50% - 1.00% Net Charge Offs / Avg. Total Loans - 0.06% - 0.07% - 0.07% 0.10% - 0.50% (*) Targets reviewed on an annual basis – Revised June 2023 (1) See Appendix for a reconciliation of these non - GAAP financial measures (1) See Appendix for a reconciliation of these non - GAAP financial measure

Strong Investor Relations & Shareholder Engagement Members of the Board and senior management routinely engage with shareholders and other stakeholders, and management regularly updates the Board in the context of ongoing investor discussions. These engagements help the Board and management gather feedback on a variety of topics, including strategic and financial performance, ESG disclosure, executive compensation, Board composition, and leadership structure. Clear long - term strategic plan with performance targets x Dedicated Investor Relations contact x Investor conferences and prospective investor engagement x Investor presentations and periodic outreach to institutional and retail shareholders x 29 How to contact your Board: Shareholders and interested parties wishing to contact our Board may send a letter to First United Co rporation Board of Directors, c/o Tonya K. Sturm, Secretary, First United Corporation, 19 South Second Street, Oakland, Maryland, 21550 - 00 09 or by e - mail at tsturm@mybank.com. The Secretary will deliver all shareholder communications directly to the Board for consideratio n.

30 I. II. III. IV. Management Team Board of Directors ESG Journey & Statistics Non - GAAP Reconciliation Pg. 31 Pg. 32 Pg. 35 Pg. 37 Appendices

31 Our Dedicated Management Team Carissa L. Rodeheaver Chairman of the Board, President & CEO 32+ years career with First United with in - depth industry, wealth management, financial and operational experience Jason B. Rush SVP & Chief Operating Officer 30+ years with in - depth industry, retail, risk and compliance and operations experience Tonya K. Sturm SVP & Chief Financial Officer, Corp. Secretary & Treasurer 35+ years of banking, audit, credit, retail, risk and compliance and financial experience R.L. Fisher SVP & Chief Revenue Officer 25+years with in - depth industry, retail, commercial and mortgage banking experience Keith R. Sanders SVP & Chief Wealth Officer 30+ years specializing in wealth management, estate planning, trust administration and financial planning Our leadership team reflects the diversity of thought from the communities we serve, executes on our strategy and drives shareholder returns.

Board of Directors



Carissa L. Rodeheaver
Chairman of the Board, President & CEO
First United Corporation and
First United Bank & Trust



Brian R. Boal
Lead Independent Director,
Nomination & Governance Chair
Boal & Associates, PC



John F. Barr
Independent Director
Owner, Ellsworth Electric, Inc.



Sanu B. Chadha
Independent Director
Managing Partner,
M&S Consulting



Christy M. DiPietro
Independent Director,
Audit Chair
Chartered Financial Analyst,
Hidden Cove Advisory



Kevin R. Hessler
Independent Director,
Principal, LSWG, Inc.



Marisa A. Shockley
Independent Director,
Compensation Chair
Owner, Shockley, Inc.



Patricia A. Milon
Independent Director
Principal,
Milford Advisory Group, LLC



Beth E. Moran
Independent Director,
The Law Offices of Beth E. Moran



I. Robert Rudy
Independent Director
President, I.R. Rudy's, Inc.



H. Andrew Walls, III
Independent Director
President, MPB Print & Sign Superstore
Member, MEGBA, LLC

32

33 Board of Directors Thoughtful Evaluation and Evolution Our Board is comprised of a diverse group of directors who bring a variety of perspectives, experience, and characteristics to First United. Director Diversity 55% 91% of our directors are gender and/or racially diverse of our directors are independent 0 - 5 5 - 10 10+ TENURE >60 50 - 60 <50 AGE Our Nominating and Governance Committee is responsible for determining directorship criteria, identifying and evaluating candidates for the Board, and regularly assessing the Board’s governance practices. x Annual Committee and Self - Evaluations x Balanced Tenure, with four directors added in the past four years x Retirement policy, at the age of 75 x Routine shareholder & stakeholder engagement x Policy to interview a diverse slate of candidates x 100% Independent Board Committees x Majority Voting Standard for Director Elections

Board of Directors

Director Skills Matrix											
	Barr	Boal[1]	Chadha	DiPietro[1]	Hessler[1]	Milon	Moran	Rodeheaver	Rudy	Shockley[1]	Walls
Executive Leadership	✓		✓		✓	✓		✓	✓	✓	✓
Public Company Board Experience						✓	✓	✓			
Information Technology			✓			✓					
Financial Services/ Banking		✓		✓	✓	✓		✓			✓
Asset Management				✓	✓	✓		✓			
Brokerage/ Investment Banking				✓		✓		✓			
Strategic Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Accounting/Finance		✓		✓	✓			✓		✓	
Regulatory					✓	✓	✓	✓			
Risk Management	✓	✓	✓	✓		✓		✓	✓		✓
Legal Expertise						✓	✓				
Governance	✓				✓	✓		✓	✓	✓	✓
Board Tenure and Age											
Tenure	10	10	3	3	.5	4	1	11	31	10	18
Age	70	51	47	62	67	61	60	58	71	59	63

The First United board of directors brings a diverse range of skills, experiences, and backgrounds to the work of overseeing risk and strategy. With experience in fields such as banking, government, accounting, investing, project management, technology, and a range of local entrepreneurial businesses, they apply these diverse backgrounds to their work on behalf of our shareholders.

[1]Qualifies as a Financial Expert for proxy purposes.

34

35 Continuous Progress We continue to advance our ESG profile over time, recognizing the importance of our key stakeholders – including our customers and our communities – to our business. Over the past few years, we have implemented several important enhancements to align our ESG profile with our long - term investors’ expectations for best - in - class corporate governance. x Enhanced structure to more strongly align pay and performance Compensation x Enhanced Board oversight of Environment & Social issues x Enhanced Disclosure on Environment & Social issues x Continued progress on FUNC ESG strategy ESG Governance x Revised stock ownership guidelines for Directors and Executives x Declassified the Board of Directors (phased - in by 2024) x Adopted Proxy Access x Shareholder access to change By - laws x Management majority vote proposal received strong shareholder support (albeit short of super - majority threshold needed) x Ongoing Board refreshment x Adopted right to call a special meeting. x Adopted mandatory director retirement policy x Adopted plurality voting standard for contested director elections x Enhanced shareholder engagement program x Modernized NGC Charter x Adopted a diversity policy for director refreshment x Formalized LID role & responsibilities

36 ESG at First United ▪ LED lighting installed throughout branch network and operations center ▪ Recycling, focus on reduced printing (65% reduction since pre - COVID) ▪ Leveraging virtual meeting opportunities to reduce travel footprint ▪ 46% of deposit customers and 11% of loan customers enrolled in electronic statements ▪ 20 tons of paper securely shredded and recycled, 1,500 pounds of electronics and computers 300 pounds of toner cartridges and 500 pounds of scrap metal and aluminum cans recycled Environmental ▪ Created Diversity Engagement team, led by our newly appointed Director of Diversity and Engagement ▪ Developed a formal workforce Diversity and Inclusion Policy ▪ Formalized a policy requiring a diverse slate of candidates for each future open board seat ▪ First United Community Dreams Foundation supporting financial literacy, education, affordable housing and neighborhoods ▪ Formed a Veteran Employee Resource Group and hold an annual Veterans Day Celebration ▪ Formalized a paid time off policy for community volunteerism – 7,796 volunteer hours in 2023 Social ▪ Adopting best - in - class governance practices and shareholder rights ▪ Recent Enhancements – Board refreshment, Board declassification, Proxy access and Shareholder access to change By - laws ▪ Future Enhancements under consideration - Majority Voting Standard Governance

Non-GAAP Reconciliation

This presentation includes certain non-GAAP financial measures, including pre-provision net revenue, net income, earnings per share (basic and diluted), return on average assets, return on average tangible common equity, tangible common equity, tangible assets, the ratio of tangible common equity to tangible assets, tangible book value per share, net interest margin, and efficiency ratio. These non-GAAP financial measures and any other non-GAAP financial measures that are discussed in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. The following is a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

($000s, except where otherwise noted)	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	YTD 3/31/2024
Pre-Provision Net Revenue ("PPNR")										
Pre-tax income, as reported	$ 17,788	$ 26,309	$ 33,181	$ 19,476	$ 5,730	$ 5,837	$ 5,834	$ 2,075	$ 4,860	$ 4,860
Add back: Provision expense	5,401	(817)	(643)	1,619	543	394	263	419	946	$ 946
Add back: FHLB penalty, gross	-	2,368	-	-	-	-	-	-	-	$ -
Add back: Contribution		1,000	-	-	-	-	-	-	-	$ -
Add back: Insurance reimbursement		(1,375)	-	-	-	-	-	-	-	$ -
Add back: Settlement expense, gross	-	3,300	-	-	-	-	-	-	-	$ -
Add back: Securities loss				4,214				4,214	-	$ -
Add back: Branch closure expenses				623				623	562	$ 562
Pre-Provision Net Revenue, as adjusted	**$ 23,189**	**$ 30,785**	**$ 32,538**	**$ 25,932**	**$ 6,273**	**$ 6,231**	**$ 6,097**	**$ 7,331**	**$ 6,368**	**$ 6,368**
Net Income										
Net income, as reported	$ 13,841	$ 19,770	$ 25,048	$ 15,060	$ 4,375	$ 4,414	$ 4,513	$ 1,758	$ 3,698	$ 3,698
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-	$ -
Net income, available to common shareholders,as reported (a)	$ 13,841	$ 19,770	$ 25,048	$ 15,060	$ 4,375	$ 4,414	$ 4,513	$ 1,758	$ 3,698	$ 3,698
Add Back: Impact of Tax Reform Act										
Add back: FHLB penalty, net of tax	-	1,790	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax		770	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax		(1,059)	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	2,565	-	-	-	-	-	-	-	-
Add back: Securities loss				3,259				3,259	-	-
Add back: Branch closure expenses				482				482	425	425
Net income, as adjusted (b)	**$ 13,841**	**$ 23,836**	**$ 25,048**	**$ 18,801**	**$ 4,375**	**$ 4,414**	**$ 4,513**	**$ 5,499**	**$ 4,123**	**$ 4,123**

37

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	YTD 3/31/2024
Weighted Average Common shares - basic (actual) (d)	7,003,955	6,710,463	6,649,740	6,685,676	6,675,181	6,703,805	6,714,267	6,649,493	6,643,898	6,643,898
Weighted Average Common shares - diluted (actual) (e)	7,013,164	6,716,587	6,661,055	6,701,243	6,697,102	6,717,527	6,727,579	6,662,765	6,655,637	6,655,637
Earnings Per Share - Basic										
Earnings Per Share - Basic, as reported (a)/(d)	$ 1.98	$ 2.95	$ 3.77	$ 2.25	$ 0.66	$ 0.66	$ 0.67	$ 0.26	$ 0.56	$ 0.56
Add Back: Impact of Tax Reform Act										
Add back: FHLB penalty, net of tax	-	0.27	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax		0.12	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax		(0.16)	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	0.37	-	-	-	-	-	-	-	-
Add back: Securities loss				0.49				0.49	-	-
Add back: Branch closure expenses				0.07				0.07	0.06	0.06
Earnings Per Share - Basic, as adjusted (b)/(d)	**$ 1.98**	**$ 3.54**	**$ 3.77**	**$ 2.81**	**$ 0.66**	**$ 0.66**	**$ 0.67**	**$ 0.82**	**$ 0.62**	**$ 0.62**
Earnings Per Share - Diluted										
Earnings Per Share - Diluted, as reported (a)/(e)	$ 1.97	$ 2.95	$ 3.76	$ 2.24	$ 0.65	$ 0.66	$ 0.67	$ 0.26	$ 0.56	$ 0.56
Add Back: Impact of Tax Reform Act										
Add back: FHLB penalty, net of tax	-	0.27	-	-	-	-	-	-	-	-
Add back: Contribution, net of tax		0.12	-	-	-	-	-	-	-	-
Add back: Insurance reimbursement, net of tax		(0.16)	-	-	-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	0.37	-	-	-	-	-	-	-	-
Add back: Securities loss				0.49	-	-	-	0.49	-	-
Add back: Branch closure expenses				0.07	-	-	-	0.07	0.06	0.06
Earnings Per Share - Diluted, as adjusted (b)/(e)	**$ 1.97**	**$ 3.54**	**$ 3.76**	**$ 2.80**	**$ 0.65**	**$ 0.66**	**$ 0.67**	**$ 0.82**	**$ 0.62**	**$ 0.62**

38

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	YTD 3/31/2024
Return on Average Assets (quarter and YTD annualized)										
Average Assets (c)	$ 1,613,669	$ 1,765,148	$ 1,801,711	$ 1,924,119	$ 1,892,111	$ 1,930,093	$ 1,954,107	$ 1,963,840	$ 1,958,684	$ 1,958,684
Return on Average Assets, as reported (a)/(c)	0.86%	1.12%	1.39%	0.78%	0.94%	0.92%	0.92%	0.36%	0.76%	0.76%
Add Back: Impact of Tax Reform Act										
Add back: FHLB penalty, net of tax	-	0.10%	0.00%	0.00%	-			-	-	-
Add back: Contribution, net of tax		0.04%	0.00%	0.00%	-			-	-	-
Add back: Insurance reimbursement, net of tax		-0.06%	0.00%	0.00%	-			-	-	-
Add back: Settlement expense, net of tax	-	0.15%	0.00%	0.00%	-			-	-	-
Add back: Securities loss				0.17%				0.17%	-	-
Add back: Branch closure expenses				0.02%				0.02%	0.09%	0.09%
Return on Average Assets, as adjusted (b)/(c)	**0.86%**	**1.35%**	**1.39%**	**0.97%**	**0.94%**	**0.92%**	**0.92%**	**0.55%**	**0.85%**	**0.85%**
Return on Average Common Stockholders' Equity										
Return on Average Tangible Common Stockholders' Equity										
Average common stockholders' equity (f)	$ 127,101	$ 132,550	$ 137,685	$ 155,631	$ 149,416	$ 155,358	$ 156,346	$ 156,141	$ 163,944	$ 163,944
Average common stockholders' equity, as adjusted	127,101	132,550	137,685	155,631	149,416	155,358	156,346	156,141	163,944	163,944
Less: Average goodwill and intangibles	11,004	11,004	12,043	12,279	12,405	12,320	12,236	12,156	12,071	12,071
Average tangible common equity (g)	**$ 116,097**	**$ 121,546**	**$ 125,642**	**$ 143,352**	**$ 137,011**	**$ 143,038**	**$ 144,110**	**$ 143,985**	**$ 151,873**	**$ 151,873**
Return on average common stockholders' equity, as reported (a)/(f)	10.89%	14.92%	18.19%	9.68%	11.87%	11.40%	11.45%	4.47%	9.07%	9.07%
Add back: FHLB penalty, net of tax	-	1.47%	0.00%	0.00%	-	-	-	-	-	-
Add back: Contribution		0.63%	0.00%	0.00%	-	-	-	-	-	-
Add back: Insurance reimbursement		-1.15%	0.00%	0.00%	-	-	-	-	-	-
Add back: Settlement expense, net of tax		2.11%	0.00%	0.00%	-	-	-	-	-	-
Add back: Securities loss				2.10%				2.10%	-	0.00%
Add back: Branch closure expenses				0.31%				0.31%	1.04%	1.04%
Return on average common stockholders' equity, as adjusted (b)/(f)	**10.89%**	**17.98%**	**18.19%**	**12.09%**	**11.87%**	**11.40%**	**11.45%**	**6.88%**	**10.11%**	**10.11%**
Return on average tangible common equity, as reported (a)/(g)	11.92%	16.27%	19.94%	10.51%	12.95%	12.38%	12.42%	4.84%	9.79%	9.79%
Add Back: Impact of Tax Reform Act			0.00%	0.00%	-	-	-	-	-	-
Add back: FHLB penalty, net of tax	-	1.47%	0.00%	0.00%	-	-	-	-	-	-
Add back: Contribution		0.63%	0.00%	0.00%	-	-	-	-	-	-
Add back: Insurance reimbursement		-0.87%	0.00%	0.00%	-	-	-	-	-	-
Add back: Settlement expense, net of tax	-	2.11%	0.00%	0.00%	-	-	-	-	-	-
Add back: Securities loss				2.10%				2.10%	-	-
Add back: Branch closure expenses				0.31%				0.31%	1.04%	1.04%
Return on average tangible common equity, as adj (b)/(g)	**11.92%**	**19.61%**	**19.94%**	**12.92%**	**12.95%**	**12.38%**	**12.42%**	**7.25%**	**10.83%**	**10.83%**

39

Non-GAAP Reconciliation, continued

($000s, except where otherwise noted)	2020	2021	2022	2023	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	YTD 3/31/2024
Tangible Book Value per Common Share										
Total common equity, as reported (h)	$ 131,047	$ 141,900	$ 151,793	$ 161,873	$ 152,868	$ 155,156	$ 154,990	$ 161,873	$ 165,481	$ 165,481
Less: Goodwill and intangibles	11,004	12,052	12,433	12,103	12,350	12,268	12,185	12,103	12,021	12,021
Total tangible common equity (i)	**$ 120,043**	**$ 129,848**	**$ 139,360**	**$ 149,770**	**$ 140,518**	**$ 142,888**	**$ 142,805**	**$ 149,770**	**$ 153,460**	**$ 153,460**
Common shares outstanding - basic (actual) (j)	6,992,911	6,620,955	6,666,428	6,639,888	6,688,710	6,711,422	6,715,170	6,639,888	6,648,645	6,648,645
Tangible book value per basic common share (i)/(j)	**$ 17.17**	**$ 19.61**	**$ 20.90**	**$ 22.56**	**$ 21.01**	**$ 21.29**	**$ 21.27**	**$ 22.56**	**$ 23.08**	**$ 23.08**
Tangible common equity to tangible assets ("TCE Ratio")										
Total assets, as reported (k)	1,733,414	1,729,838	1,848,169	1,905,860	1,937,442	1,928,346	1,928,201	1,905,860	1,912,953	1,912,953
Less: Goodwill	11,004	12,052	12,433	12,103	12,350	12,268	12,185	12,103	12,021	12,021
Total tangible assets (l)	$ 1,722,410	$ 1,717,786	$ 1,835,736	$ 1,893,757	$ 1,925,092	$ 1,916,078	$ 1,916,016	$ 1,893,757	$ 1,900,932	$ 1,900,932
Tangible common equity to tangible assets (k)/(l)	**6.97%**	**7.56%**	**7.59%**	**7.91%**	**7.30%**	**7.46%**	**7.45%**	**7.91%**	**8.07%**	**8.07%**
Net interest margin (tax equivalent)										
Net interest income	$ 48,546	$ 52,542	$ 57,631	$ 56,869	$ 14,516	$ 14,175	$ 13,984	$ 14,194	$ 13,812	$ 13,812
Tax equivalent adjustment	917	939	940	629	227	226	117	59	57	$ 57
Tax equivalent net interest income (m)	$ 49,463	$ 53,481	$ 58,571	$ 57,498	$ 14,743	$ 14,401	$ 14,101	$ 14,253	$ 13,869	$ 13,869
Average earning assets (n)	$ 1,480,165	$ 1,629,299	$ 1,647,151	$ 1,766,240	$ 1,692,998	$ 1,771,707	$ 1,793,102	$ 1,806,562	$ 1,787,955	$ 1,787,955
Net interest margin (tax equivalent) (m)/(n)	**3.34%**	**3.28%**	**3.56%**	**3.26%**	**3.53%**	**3.26%**	**3.12%**	**3.13%**	**3.12%**	**3.12%**
Efficiency Ratio										
Noninterest expense, as reported	$ 43,934	$ 47,764	$ 43,145	$ 50,244	$ 12,638	$ 12,511	$ 12,785	$ 12,310	$ 12,881	$ 12,881
Less: FHLB penalty, gross		(2,368)	-	-	-	-	-	-	-	-
Less: Contribution		(1,000)	-	-	-	-	-	-	-	-
Less: Settlement expense	-	(3,300)	-	-	-	-	-	-	-	-
Less: Branch closure expenses				623				623	562	562
Noninterest expense, adjusted (o)	$ 43,934	$ 41,096	$ 43,145	$ 49,621	$ 12,638	$ 12,511	$ 12,785	$ 11,687	$ 12,319	$ 12,319
Net interest income	$ 48,546	$ 52,542	$ 57,631	$ 56,868	$ 14,516	$ 14,174	$ 13,984	$ 14,194	$ 13,812	$ 13,812
Noninterest income	18,577	20,714	17,906	14,471	4,394	4,569	4,898	610	4,875	4,875
Less: Insurance reimbursement	-	(1,375)	-	-						-
Less: Securities loss				(4,214)				(4,214)		-
Tax equivalent adjustment	917	939	940	629	227	226	117	59	57	57
Total tax equivalent revenue (p)	$ 68,040	$ 72,820	$ 76,477	$ 76,182	$ 19,137	$ 18,969	$ 18,999	$ 19,077	$ 18,744	$ 18,744
Efficiency ratio, as adjusted (o)/(p)	**64.57%**	**56.44%**	**56.41%**	**65.12%**	**66.03%**	**65.94%**	**67.28%**	**61.25%**	**65.71%**	**65.71%**

40